REAFFIRMATION OF LOAN DOCUMENTS
AND
AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT
February 27, 2015
Reference is made to the Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), by and among the lenders identified on the signature pages thereto (each of such lenders, together with their respective successors and permitted assigns, a "Lender" and, collectively, the "Lenders"), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), MGP Ingredients, Inc., a Kansas corporation ("Parent"), MGPI Processing, Inc., a Kansas corporation ("MGPI Processing"), MGPI Pipeline, Inc., a Kansas corporation ("MGPI Pipeline"), and MGPI of Indiana, LLC, a Delaware limited liability company ("MGPI Indiana"; and together with MGPI Processing and MGPI Pipeline, "Borrowers"). All capitalized terms used but not defined in this document (including on Schedule 1 attached hereto) shall have the meaning ascribed to such terms in the Credit Agreement.
1.Reaffirmation. To induce the Lenders and Agent to enter into the Credit Agreement, each of the undersigned hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party (including, without limitation, the Loan Documents identified on Schedule 1 attached hereto), including, without limitation, any grant, pledge or assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the "Reaffirmed Documents").
2.    Amendments to Guaranty and Security Agreement. The Guaranty and Security Agreement is hereby amended as follows:
(a)    Each of the following definitions are hereby added to Section 1(a) of the Security Agreement, each in its applicable alphabetical order therein:
"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
"Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity

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Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Grantor that has total assets exceeding $10,000,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
"Swap Obligation" means, with respect to any Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.
(b)    the definition of "Guarantied Obligations" set forth in Section 1(a) of the Guaranty and Security Agreement is hereby amended by adding the following language to the end thereof:
"; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guarantied Obligations shall exclude any Excluded Swap Obligation."
(c)    the definition of "Secured Obligations" set forth in Section 1(a) of the Guaranty and Security Agreement is hereby amended by adding the following language to the end thereof:
"provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations of the Guarantors shall exclude any Excluded Swap Obligation."
(d)    the definition of "Triggering Event" set forth in Section 1(a) of the Guaranty and Security Agreement is hereby amended by deleting the reference to "20%" set forth therein and inserting a reference to "12.5%" in replacement thereof.
(e)    each reference to "Obligations" (not including references to "Guarantied Obligations") in Sections 2(a), 2(b), 2(i)(i), 2(i)(v), 2(i)(v)(2), and 2(i)(v)(3) of the Guaranty and Security Agreement is hereby deleted and replaced with "Guarantied Obligations"

(f)    the first reference to "Obligations" in Section 2(c) of the Guaranty and Security Agreement is hereby deleted and replaced with "Guarantied Obligations".
(g)    a new Section 2(j) is added to the Guaranty and Security Agreement as follows:
(j)    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Grantor to honor all of its Obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2(j) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2(j), or otherwise under the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Guarantied Obligations. Each Qualified ECP Guarantor intends that this Section 2(j) constitute, and this Section 2(j) shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(h)    the schedules to the Guaranty and Security Agreement are hereby amended and restated in their entirety as set forth on the schedules attached hereto.
3.    Representations and Warranties. To induce Agent and Lenders to enter into the Credit Agreement, each of the undersigned represents and warrants to Agent and Lenders that the execution, delivery and performance of this Reaffirmation of Loan Documents (this "Reaffirmation") has been duly authorized by all requisite limited liability company action on the part of each of the undersigned, this Reaffirmation has been duly executed and delivered by each of the undersigned and this Reaffirmation constitutes a legal, valid and binding agreement of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.
4.    References. Each of the undersigned agrees that the Reaffirmed Documents to which it is a party shall remain in full force and effect following the execution and delivery of the Credit Agreement and that all references in any of the Reaffirmed Documents to the "Credit Agreement" shall be deemed to refer to the Amended and Restated Credit Agreement.

5.    Scope. Except as set forth in the immediately preceding paragraph, and except as otherwise expressly amended on the date hereof, each of the Reaffirmed Documents shall remain in full force and effect.
6.    Governing Law; JURY TRIAL WAIVER. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
7.    Counterparts. This Reaffirmation may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation. Delivery of an executed counterpart of this Reaffirmation by telefacsimile or other electronic method of transmission (including “.pdf”) shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation. Any party delivering an executed counterpart of this Reaffirmation by telefacsimile or other electronic method of transmission (including “.pdf”) also shall deliver an original executed counterpart of this Reaffirmation but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation.

[signature pages follow]

This Reaffirmation of Loan Documents and Amendment to Guaranty and Security Agreement is dated as of the date first set forth above.

MGP INGREDIENTS, INC. By: /s/ Don Tracy Name: Don Tracy Title: CFO
MGPI PROCESSING, INC. By: /s/ Don Tracy Name: Don Tracy Title: CFO
MGPI PIPELINE, INC. By: /s/ Don Tracy Name: Don Tracy Title: CFO
MGPI OF INDIANA, LLC By: /s/ Don Tracy Name: Don Tracy Title: CFO
THUNDERBIRD REAL ESTATE HOLDINGS, LLC By: /s/ Don Tracy Name: Don Tracy Title: CFO

Signature Page to Reaffirmation of Loan Documents and Amendment No. 1 to Guaranty and Security Agreement

Acknowledged and agreed to as of the date hereof: WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent By: /s/ Brandi Whittington Name: Brandi Whittington Title: AVP, Authorized Signatory

Signature Page to Reaffirmation of Loan Documents and Amendment No. 1 to Guaranty and Security Agreement

Schedule 1
Reaffirmed Documents
(each dated as of November 2, 2012 and as
amended, supplemented or modified through, and
in effect as of, the date hereof, unless otherwise indicated)
a)Amended and Restated Guaranty and Security Agreement executed by the Loan Parties in favor of Agent.
b)Assignment of Business Interruption Insurance Policy as Collateral Security executed by Borrowers and Parent in favor of Agent.
c)Amended and Restated Environmental Indemnity Agreement executed by Borrowers in favor of Agent.
d)Intercompany Subordination Agreement executed by the Loan Parties and Agent.
e)Amended and Restated Intercreditor Agreement by and between Agent and Union State Bank of Everest, d/b/a Bank of Atchison, and acknowledged by MGPI Processing, Inc.
f)Amended and Restated Bond Pledge and Security Agreement by and among MGPI Processing, Inc., Commerce Bank, N.A., and Agent.
g)Deposit Account Control Agreement (Access Restricted after Notice) dated as of November 29, 2012 by and among Wells Fargo Bank, National Association, as Bank, Wells Fargo Bank, National Association, as Secured Party and MGPI Processing, Inc.
h)Deposit Account Control Agreement (Access Restricted Immediately – ZBA Transfers) dated as of November 29, 2012 by and among Wells Fargo Bank, National Association, as Bank, Wells Fargo Bank, National Association, as Secured Party and MGPI Processing, Inc.
i)Amended and Restated Patent Security Agreement by and between MGPI Processing, Inc. and Agent.
j)Trademark Security Agreement by and between MGPI Processing, Inc. and Agent.
k)Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 27, 2013 made by MGPI Processing, Inc. in favor of Agent and recorded on December 8, 2014, in Book 625, Page 937 of the real property records of the Office of the Register of Deeds, Atchison County, Kansas and recorded on December 15, 2014 in the Office of the Register of Deeds of Wyandotte County, Kansas as Document No. 2014R-15947.

Schedule 1 – Page 1

l)Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 15, 2010 made by MGPI Processing, Inc. in favor of Agent and recorded on March 16, 2010, in Book 582, Page 552 of the real property records of the Office of the Register of Deeds, Atchison County, Kansas.
(A)

Schedule 1 – Page 2

Schedules to Guaranty and Security Agreement
[attach]